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                           GENERAL SECURITY AGREEMENT


         THIS GENERAL SECURITY AGREEMENT, dated effective as of the 7th day of November, 2006, (this "Agreement"), is entered into by and between QUANTUM ENERGY, INC., a Nevada corporation ("Debtor"), and NITRO PETROLEUM INCORPORATED, a Nevada corporation ("Creditor").

                                   WITNESSETH

         WHEREAS, Debtor executed and delivered to Creditor a promissory note in the amount of $400,000 bearing interest at 10% per annum with the entire principal and interest due and payable on February 28, 2007, (the "Note"), the payment of which Note and the obligations evidenced thereby is to be secured by, among other things, this Agreement;

         WHEREAS, the Debtor wishes to secure (i) the payment of the obligations evidenced by the Note and any promissory note taken in renewal, exchange or substitution thereof or therefor, including interest on all of the foregoing and all costs of collecting the same, (ii) the performance and payment of the Debtor's obligations and liabilities under this Agreement and all other documents prepared, executed and delivered in connection therewith (together with the Note, the "Loan Documents") however created, arising, or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing, or due or to become due, and (iii) the performance and payment of any and all other obligations and liabilities of the Debtor to Creditor however created, arising, or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing, or due or to become due (all of the obligations and liabilities described in the preceding clauses (i)-(iii) being herein collectively called the "Liabilities"),

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and of the direct and indirect benefits to the Debtor as a result of the foregoing, the parties hereto agree as follows:

         SECTION 1. Definitions. Unless otherwise defined herein, capitalized words used herein shall have the meaning assigned to such term in the Nevada Uniform Commercial Code.

         SECTION 2.        Grant of Security Interest.
                           --------------------------

                  (a) As collateral security for the due and punctual performance and payment of all the Liabilities, the Debtor hereby assigns to the Creditor, and grants to the Creditor a continuing security interest in all of the following (collectively referred to herein as the "Collateral"), whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

                           (i) Inventory.  All of the following,  whether now or
                  hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: (i) Inventory in all its forms and of any kind, (ii) Goods in which Debtor has an interest in mass or a joint or other interest or right of any kind, (iii) Goods which are returned to or repossessed by Debtor, and (iv) all accessions thereto and products thereof and documents therefor.

                           (ii) Equipment.  All equipment in any form and of any
                  kind, whether now or hereafter existing, owned by Debtor or in which Debtor otherwise has any rights, including, without limitation, any and all equipment that constitutes fixtures.

                           (iii) Receivables.  All of the following, whether now
                  or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: (i) all accounts of any kind,
                  (ii) all chattel paper, documents and instruments of any kind relating to such accounts or arising out of or in connection with the sale or lease of Goods or the rendering of services, and (iii) all rights in, to or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, documents, or instruments.

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                           (iv) Contract Rights,  General Intangibles,  etc. All
                  of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: all contract rights and general intangibles of any kind (including but not limited to choses in action, tax refunds, and insurance proceeds) and all chattel paper, documents, instruments, security agreements, leases, other contracts and
                  money,   and  all  other  rights  of  Debtor   (except   those
                  constituting Receivables) to receive payments of money or the ownership of property.

                           (v) Other Property. To the extent not included in the
                  foregoing, all of the personal property, rights and interests, present and future, tangible and intangible, which are owned by Debtor or in which Debtor otherwise has any rights, including without limitation all accounts, Goods, Inventory, fixtures, chattel paper, documents and general intangibles.

                           (vi) Proceeds. All proceeds and products of, and accessions to, any and all of the foregoing and, to the extent not otherwise included, any payments under insurance (whether or not Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing.

                  (b) The security interest granted to Creditor hereunder is given to secure (i) payment of the Note executed and delivered by Debtor to Creditor, as hereafter amended, supplemented, renewed, extended and/or modified, payable as to principal and interest as therein provided; (ii) future advances, if any, to be evidenced by like notes to be made by Creditor to Debtor at Creditor's sole option; (iii) all expenditures by Creditor for taxes, insurance, repairs to and maintenance of the Collateral and all costs and expenses incurred by Creditor in the collection and enforcement of the note and other indebtedness of Debtor; and (iv) all Liabilities of Debtor to Creditor now existing or hereafter incurred, matured or unmatured, direct or contingent, and any renewals and extensions thereof and substitutions therefor.

         SECTION 3. Representations and Warranties of Debtor. As an inducement to Creditor to enter into this Agreement and to consummate the transactions contemplated hereby, Debtor represents, covenants and warrants to Creditor and agrees as follows:

                  (a) Organization. Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except to the extent the failure to so qualify would not materially and adversely affect the business, operations, properties, assets or condition of Debtor. Debtor has full power and authority to own or lease and to operate and use the portion of the Collateral owned by it and to carry on its business as now conducted.

                  (b) Authority of Debtor. Debtor has taken all action required by law, its articles of incorporation or articles of organization, its bylaws or operating agreement, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions herein contemplated. Debtor has full power and authority to execute, deliver and perform this Agreement and all of the Loan Documents. This Agreement is the legal, valid, and binding agreement of Debtor enforceable between the parties in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or other laws affecting enforcement of creditors rights generally and by general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Debtor's articles of incorporation or bylaws or violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any encumbrance upon any of the Collateral, under any other material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Debtor or any of the Collateral is subject or by which Debtor is bound.

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                  (c) Title to  Property.  Debtor  has, or will have at the time such Collateral is created or acquired, good and marketable title to all of the Collateral, free and clear of all encumbrances except for the security interest granted hereunder. No UCC financing statement covering any of the Collateral is on file in any public office other
         than  those  that  reflect  the  security   interest  created  by  this
         Agreement. All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by Debtor to the Creditor, and all other written
         information   heretofore  or  hereafter  furnished  by  Debtor  to  the
         Creditor, is and will be true and correct as of the date furnished.

         SECTION 4. Certificates, Schedules and Reports. The Debtor will from time to time deliver to the Creditor such additional schedules and such certificates and reports with respect to all or any of the Collateral subject to the security interest hereunder as the Creditor may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Creditor may specify.

         SECTION 5.        Agreements of the Debtor. Debtor covenants and agrees
                           ------------------------
that, until the satisfaction of all of its obligations under the terms of this Agreement and the Loan Documents, it will :

                  (a) upon request of the Creditor, execute such UCC financing statements and other documents (and pay the cost of filing or recording the same or this Agreement in all public offices deemed necessary or appropriate by the Creditor) and do such other acts and things, all as the Creditor may from time to time request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities;

                  (b) keep all its Inventory and other Goods, unless the Creditor shall otherwise consent in writing, at the location disclosed to Creditor and not remove the Collateral from that location except in the ordinary course of business;

                  (c)      keep the Collateral separate and identifiable;

                  (d) keep its records concerning Accounts and General Intangibles at the location disclosed to Creditor, which records will be of such character as will enable the Creditor or its designees to determine at any time the status thereof;

                  (e) furnish the Creditor such information concerning the Debtor and the Collateral as the Creditor may from time to time reasonably request;

                  (f) permit the Creditor and its designees, from time to time, to inspect Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor which pertain to the Collateral, and will, upon request of the Creditor, deliver to the Creditor all of such records and papers which pertain to the Collateral;

                  (g) upon request of the Creditor, stamp on its records concerning the Collateral (and/or enter in its computer records concerning the Collateral) a notation, in form satisfactory to the Creditor, of the security interest of Creditor hereunder;

                  (h) except in the ordinary course of its business, without the prior written consent of Creditor, not sell, lease, assign or create or permit to exist any encumbrance on any Collateral to or in favor of anyone other than the Creditor or as set forth herein;

                  (i) at all times keep all its Inventory and other Goods insured against loss, damage, theft and other risks, in such amounts and companies and under such policies and in such form as shall be satisfactory to the Creditor, which policies shall provide that loss thereunder shall be payable to Creditor as its interest may appear (and the Creditor may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Creditor may determine) and that ten (10) days prior written notice of cancellation shall be given to Creditor and such policies or certificates thereof shall, if the Creditor so requests, be deposited with or furnished to the Creditor;

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                  (j)      keep its Inventory,  Equipment and other Goods (as
         applicable) in as good repair and condition and in as good working or running order as of the date hereof;

                  (k) comply with all laws, rules and regulations relating to, and promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against, the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable) and will not relinquish or terminate any rights, qualifications, licenses, or permits that would materially and adversely affect its financial condition or business; provided, however, that the Debtor shall not be required to comply with any such law, rule or regulation, or to pay any such fee, tax, assessment or other charge, the validity of which is being contested by the Debtor in good faith by appropriate proceedings, so long as forfeiture of any part of its Equipment or other Goods will not result from the failure of the Debtor to comply with any such law, rule or regulation, or to pay any such fee, tax, assessment or other charge, during the period of such contest;

                  (l) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Creditor in the Equipment covered thereby;

                  (m) use its best  efforts  consistent  with  prudent  business practices to preserve and maintain its business and business organization intact; to preserve its goodwill; to pay its obligations as they mature; to retain its employees; and to retain its relationships with customers;

                  (n) without the prior written consent of Creditor, not enter into any agreement for the sale of all or substantially all of its assets;

                  (o) furnish written notice to the Creditor, as soon as possible after the occurrence from time to time thereof, of any change in the location of any portion of the Collateral or in the name of the Debtor;

                  (p) reimburse Creditor on demand for any payments made pursuant to Section 6 hereof together with interest on the amount of any such payment at ten percent (10%) per annum from date of payment until reimbursement, which amounts shall be added to the Liabilities owed by Debtor and shall be secured by the security interest granted hereunder;

                  (q) reimburse the Creditor for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Creditor in seeking to collect or enforce any rights under the Collateral and, in case of Default, incurred by the Creditor seeking to collect the Note and all other Liabilities and to enforce its rights hereunder; and

                  (r) timely file all tax returns required by law to be filed with respect to the operations of Debtor and pay all taxes imposed on Debtor for all taxable periods ending during such periods.

         SECTION 6. Payment of Expenses. At its option, Creditor may discharge taxes, liens, security interests, or other encumbrances on the Collateral and may pay for the repair of any damage to the Collateral, the maintenance and preservation thereof and for insurance thereon.

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         SECTION 7.        Default.
                           -------

                  (a)      Event of  Default.  An Event of  Default  shall be
                           -----------------
         deemed to have occurred upon the happening of any of the following events or conditions:

                                    (i)   The occurrence of an event of default
                           under the Note;

                                    (ii)  The   default   in  the   payment   or
                           performance of any term, obligation, covenant or liability contained or referred to herein or in the Note that is not cured or remedied within 10 days after notice thereof from Creditor;

                                    (iii)  Any   warranty,   representation   or
                           statement made or furnished to the Creditor by or in behalf of Debtor proves to have been false in any material respect when made or furnished;

                                    (iv)  The   occurrence  of  any  event  that
                           results in the acceleration of the maturity of the indebtedness of Debtor to others under any indenture, agreement or undertaking;

                                    (v)     The loss, theft, substantial damage,
                           destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

                                    (vi) Creditor  reasonably  believes that the
                           prospect of payment of any indebtedness secured hereby or the performance of this Agreement is impaired; or

                                    (vii)  The   dissolution,   termination   or
                           existence, insolvency, business failure, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against either Debtor or any guarantor or surety of Debtor.

                  (b)      Remedies. Upon the occurrence of an Event of Default,
                           --------
         and at any time thereafter, Creditor may exercise any one or all of the following remedies:

                           (i) Declare all obligations secured hereby immediately due and payable and proceed to enforce payment of the same and exercise from time to time any rights and remedies available to it under the Loan Documents and applicable law; or

                           (ii) Exercise such other right or remedy available to Creditor, at law or in equity.

         The Debtor agrees, in case of an Event of Default, to assemble, at its expense, all its Inventory and other Goods at a convenient place or places acceptable to the Creditor. Any notification of intended disposition of any of the Collateral required by law, shall be deemed reasonably and properly given if given at least thirty (30) days before such disposition. Any proceeds of any disposition by the Creditor of any of the Collateral secured hereby may be applied by the Creditor to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Creditor toward the payment of such of the Liabilities, and in such order of application, as the Creditor may from time to time elect.

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         SECTION 8.        Miscellaneous  Provisions.
                           -------------------------

                  (a) The parties shall execute and deliver all documents or instruments, provide all information, and take or forebear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

                  (b) Any notices, demands, requests, or other communications required or permitted hereunder shall be deemed sufficiently given if in writing and if personally delivered; if sent by facsimile transmission or other electronic communication, confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram or overnight courier addressed as follows:

                  If to Creditor, to:                   Nitro Petroleum
                                                        #29 - 3800 Pinnacle Way
                                                        Gallaghers Cannyon
                                                        Kelowna, BC

                  If to Debtor, to:                     Quantum Energy, Inc.
                                                        1880 - 1066 West
                                                        Hastings Street
                                                        Vancouver, BC

         or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices, demands, requests, or other communications hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission or other electronic communication, three days after the date so mailed, or one day after the date so telegraphed or sent by overnight delivery.

                  (c) No delay on the part of the Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                  (d)  This  Agreement  and the  documents  referred  to  herein constitute the entire agreement among the parties pertaining to the subject matter hereof, and supersede all prior agreements and understandings pertaining thereto. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Creditor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (e)  Section   captions   used  in  this   Agreement  are  for
         convenience of reference only, and shall not affect the construction of this Agreement.

                  (f) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (g) This Agreement shall be construed in accordance with and governed by the laws of the state of Nevada, subject, however, to the applicability of the UCC of any state in which a financing statement must be filed in order to perfect a security interest in any of the Collateral at any given time. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (h) This  Agreement  shall be binding  upon,  and inure to the
         benefit  of,  the  parties  and  their  respective  heirs,   executors,

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         administrators,   successors,   legal  representatives,   and  assigns;
         provided, that this provision shall not be construed as permitting assignment, substitution, delegation, or other transfer of rights or obligations, except strictly in accordance with the provisions of this Agreement.

                  (i) Neither the rights nor the duties of a party under this Agreement may be assigned or delegated by either party in whole or in part without the prior written consent of the other party.

                  (j) At the option of the Creditor, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any UCC financing statement covering the Collateral or any portion thereof shall be sufficient as a UCC financing statement and may be filed as such.

         IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the day written above.

                                     Debtor:

                                                     QUANTUM ENERGY, INC.

                                                     By
                                                       -----------------------


                                    Creditor:

                                                    NITRO PETROLEUM INCORPORATED

                                                     By
                                                       -----------------------